WASATCH FUNDS, INC.

                    Supplement dated June 26, 2002
               to the Prospectus dated January 31, 2002

This Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2002 and supersedes the supplement dated March 13, 2002. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling
1.800.551.1700 or you may download a Prospectus from our web site at WWW.WASATCHFUNDS.COM.
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In the Prospectus, the following information is to be inserted under the heading
"Wasatch Ultra Growth Fund" on pages 4 and 20:

STATUS: Effective July 17, 2002, the Wasatch Ultra Growth Fund will close to new investors. The Fund will remain open to existing shareholders.


In the Prospectus, the following information is to be inserted under the heading "Wasatch Core Growth Fund" on pages 10 and 24:

STATUS: The Wasatch Core Growth Fund is closed to existing shareholders and new investors.


In the Prospectus, the following information is to be inserted under the heading "Wasatch Small Cap Value Fund" on pages 12 and 25:

STATUS: The Wasatch Small Cap Value Fund is closed to existing shareholders and new investors.


In the Prospectus, the following information replaces the section with the heading "Open or Closed Status of Funds as of January 31, 2002" on page 45:

OPEN OR CLOSED STATUS OF FUNDS AS OF JULY 17, 2002

The Advisor may open or close a Fund to maintain its assets at a level we believe will be optimal for the Fund as we strive to achieve its investment objective. To find out the current open or closed status of a Fund, please call a Shareholder Services Representative at 1.800.551.1700 or visit our web site at WWW.WASATCHFUNDS.COM.
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o The Global Science & Technology and U.S. Treasury Funds are open to existing shareholders and new investors.

o Effective July 17, 2002, the Ultra Growth Fund will close to new investors. The Fund will remain open to existing shareholders.

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o The Small Cap Growth Fund is open to existing Small Cap Growth shareholders.
  The Fund is closed to new investors.

o The Core Growth, Small Cap Value and Micro Cap Funds are closed to existing shareholders and new investors. However, shareholders may continue to add to their accounts in these Funds through the reinvestment of dividends and capital gain distributions on any shares owned. Shareholders may also continue to add to their accounts if they have established an automatic investment plan
  (AIP) but may not increase the AIP amount while a Fund is closed.

o Shareholders of the Ultra Growth and Small Cap Growth Funds may continue to add to their accounts through the reinvestment of dividends and capital gain distributions on any shares owned and through the purchase of additional shares. Shareholders may also add to their accounts through the AIP and may increase the AIP amount.

o Shareholders of the Ultra Growth and Small Cap Growth Funds may add to existing accounts and open new accounts that have the same Social Security Number or registered shareholder as the existing accounts.

o Custodians named for minors (children under 18) on existing Small Cap Growth Fund accounts may open new Small Cap Growth accounts.

o Custodians named for minors (children under 18) on existing Ultra Growth Fund accounts may open new Ultra Growth accounts.

o Financial advisors whose clients have existing accounts in the Core Growth, Small Cap Value and Micro Cap Funds may not make new contributions to those accounts and may not open new accounts for new or existing clients.

o Financial advisors may continue to purchase shares for clients with existing Small Cap Growth Fund accounts but may not open new accounts for clients who do not have an existing Small Cap Growth account.

o Financial advisors may continue to purchase shares for clients with existing Ultra Growth Fund accounts but may not open new accounts for clients who do not have an existing Ultra Growth account.

o At the discretion of the Advisor, the Ultra Growth, Small Cap Growth, Core Growth and Small Cap Value Funds may be available through firms that provide administrative services to their customers who are shareholders of these Funds.

o Directors of the Funds and employees and directors of Wasatch Advisors, Inc. may continue to open new accounts in closed Funds.

o Participants in certain 401(k) plans may open new accounts and purchase shares in closed Funds.

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